CLOSED END

                               [GRAPHIC OMITTED]

The Austria Fund

Semi-Annual Report
February 29, 2000 (unaudited)



                            AllianceCapital[LOGO](R)
               The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

                                                          LETTER TO SHAREHOLDERS

LETTER TO SHAREHOLDERS

April 4, 2000

Dear Shareholder:

This report contains investment results and market commentary for The Austria Fund (the "Fund") for the semi-annual reporting period ended February 29, 2000.

Investment Results

The following table provides performance for your Fund and its benchmark, the Austrian Traded Index 50 ("ATX 50"), for the three-, six- and twelve-month periods ended February 29, 2000.

--------------------------------------------------------------------------------
INVESTMENT RESULTS
Periods Ended February 29, 2000
                                                --------------------------------
                                                         Total Returns
                                                --------------------------------
                                                   3          6            12
                                                Months      Months       Months
--------------------------------------------------------------------------------
The
Austria
Fund                                            96.11%      103.90%      109.49%
--------------------------------------------------------------------------------
ATX 50
Index                                            3.79%      -12.62%      -13.56%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      The Austrian Traded Index 50 "ATX 50" is a capitalization-weighted index of 50 Austrian stocks listed on the Vienna Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including the Austria Fund.
--------------------------------------------------------------------------------

The Austria Fund outperformed its benchmark index over the three-, six- and twelve- month periods as a result of our emphasis on the high growth areas of the Austrian economy. The Fund's relative emphasis on the fields of technology and the Internet has resulted in significant gains in the net asset value over the period under review.

Market Commentary

At a time when the more economically sensitive segments of the market have been impacted by the rise in European interest rates, investors continued to pour money into the technology segment of the market. The belief that the world is entering a new paradigm, where "new economy" stocks would show dramatic earnings improvements relative to the more cyclical, traditional companies whose margins would be further squeezed by new methods of doing business, saw a rush to buy these high growth sectors.


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                                                            THE AUSTRIA FUND o 1

LETTER TO SHAREHOLDERS

The Austrian economy has been moving along steadily. We continue to believe that recovery remains on track and that we should see gross domestic product growth of around 3% in the course of the year 2000. This growth is unlikely to prove to have significant inflationary consequences, particularly as the country currently enjoys significant growth in productivity, partly as a result of the new technologies referred to earlier. At this point, Austria's continued political isolation within the European Union ("EU") does not seem to have had any impact on this recovery story, while market enhancing measures such as the speeding up of Austria's privatization program should have further positive ramifications for the stock market. At this point, it seems that the furor over the inclusion of Jorge Haider's Freedom Party in the new government coalition has begun to die down and some of the more hysterical pronouncements from Austria's EU partners have been toned down. It is our expectation that the new coalition, although presenting a distasteful public face in terms of its immigration and racial pronouncements, will in fact be able to tackle some of the fundamental problems facing Austria today, most notably in the fields of a ballooning social budget, huge pension liabilities and state intervention. Time will tell as to whether the Freedom Party, which has based its electoral success upon populist pronouncements, will be able to stay in the coalition when unpopular, but necessary decisions are being enacted.

Portfolio Strategy and Market Outlook

The Fund continues to be significantly weighted towards the "new economy". Although we recognize that the recent run up in prices of these issues is potentially unsustainable in the near term, we continue to be convinced that it is these sorts of issues which will provide long term outperformance for the Fund. As a result, we will continue to maintain our focus on companies which offer high relative earnings growth in sectors which are growing more rapidly than the overall economy. We look forward to new offerings in these areas in the near future as well as the opportunities that are likely to be presented by the government's accelerated privatization program. We continue to believe that Austria and its stock market offer extremely exciting opportunities for investors.


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2 o THE AUSTRIA FUND

                                                          LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
[PHOTO OMITTED] Dave H. Williams

[PHOTO OMITTED] Mark H. Breedon

Portfolio Manager, Mark H. Breedon, is a Senior Vice President with over 23 years of investment experience.
--------------------------------------------------------------------------------

Thank you for your continued interest and participation in The Austria Fund. We look forward to reporting to you again on developments in the Austrian market and the Fund's investment results in the coming periods.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 3

PERFORMANCE UPDATE

PERFORMANCE UPDATE

THE AUSTRIA FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED FEBRUARY 29

                              [BAR CHART OMITTED]

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

Benchmark returns for the yearly periods ended 2/28/91 through 2/28/98 are shown for the Credit Aktien Index. In 1998, the benchmark changed to The Austrian Traded Index ("ATX 50"). Subsequently, benchmark returns for the yearly periods ended 2/28/98 through 2/29/00 are shown for the ATX 50.

The Austrian Traded Index 50 "ATX 50" is a capitalization-weighted index of 50 Austrian stocks listed on the Vienna Stock Exchange. The index is unmanaged and reflects no fees or expenses. The Credit Aktien Index is a capitalization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange. The indices are unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and results are not indicative of any specific investment, including the Austria Fund.


--------------------------------------------------------------------------------
4 o THE AUSTRIA FUND

                                                               PORTFOLIO SUMMARY

PORTFOLIO SUMMARY

February 29, 2000 (Unaudited)

INCEPTION DATE      PORTFOLIO STATISTICS

9/28/89             Assets ($mil): $163.9

   [The following table was depicted as a pie chart in the printed material.]

SECURITY TYPE BREAKDOWN

o 52.00%  Technology
o 21.76%  Utilities
o  9.38%  Financial Services
o  8.65%  Consumer Services
o  2.27%  Capital Goods
o  2.20%  Consumer Staples
o  1.92%  Energy
o  1.70%  Basic Industry
o  0.12%  Short Term

All data as of February 29, 2000. Security type breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 5

TEN LARGEST HOLDINGS

TEN LARGEST HOLDINGS

February 29, 2000 (unaudited)

                                                                      Percent of
Company                                               U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Cybertron Telekom AG                                 $ 33,508,461          20.4%
--------------------------------------------------------------------------------
Uproar, Ltd.                                           29,769,870          18.2
--------------------------------------------------------------------------------
Yline Internet Business
  Services AG                                          23,336,060          14.2
--------------------------------------------------------------------------------
Bank Austria AG                                        10,896,590           6.7
--------------------------------------------------------------------------------
SEZ Holdings AG                                        10,804,970           6.6
--------------------------------------------------------------------------------
Fabasoft AG                                            10,362,753           6.3
--------------------------------------------------------------------------------
Austria Technologie &
  Systemtechnik AG                                      8,390,374           5.1
--------------------------------------------------------------------------------
Libro AG                                                6,712,974           4.1
--------------------------------------------------------------------------------
Do & Co Restaurants &
  Catering AG                                           5,277,614           3.2
--------------------------------------------------------------------------------
Schoeller-Bleckmann Oilfield
  Equipment AG                                          3,722,198           2.3
--------------------------------------------------------------------------------
                                                     $142,781,864          87.1%


--------------------------------------------------------------------------------
6 o THE AUSTRIA FUND

                                                        PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS

February 29, 2000 (unaudited)

Company                                           Shares   U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-99.9%

Technology-52.0%
Communication Equipment-0.1%
Scotty Transport Corp. AG(a)(b) .........          1,453   $    210,169
                                                           ------------

Computer Services-14.2%
Yline Internet Business Services AG(a) ..        110,000     23,336,060
                                                           ------------

Computer Software-25.1%
Fabasoft AG(a) ..........................         45,000      5,771,335
Fabasoft AG(a)(c) .......................         35,800      4,591,418
Jo Wood(a)(b) ...........................         17,300        291,942
S & T System Integration & Technology
  Distribution AG(a) ....................         10,945        707,136
Uproar, Ltd. (Bermuda)(a) ...............        908,000     29,769,870
                                                           ------------
                                                             41,131,701
                                                           ------------

Internet-0.4%
Zy.Com(a)(b) ............................         39,000        615,693
                                                           ------------

Semi-Conductor Components-6.6%
SEZ Holdings AG (Switzerland)(d) ........         12,000     10,804,970
                                                           ------------

Miscellaneous Technology-5.6%
Austria Technologie & Systemtechnik AG(a)        110,000      8,390,374
Smart Fibres(a)(b)(e) ...................         24,300        710,472
                                                           ------------
                                                              9,100,846
                                                           ------------
                                                             85,199,439
                                                           ------------
Utilities-21.8%
Electric & Gas-1.4%
EVN AG ..................................         20,000      2,140,746
                                                           ------------

Telephone-20.4%
Cybertron Telekom AG(a) .................        117,000     33,508,461
                                                           ------------
                                                             35,649,207
                                                           ------------

Financial Services-9.4%
Banking-8.2%
Bank Austria AG(f) ......................        250,000     10,896,590
Erste Bank Der Oesterreichischen
  Sparkassen AG .........................         60,000      2,516,823
                                                           ------------

                                                             13,413,413
                                                           ------------

Insurance-1.2%
Generali Holding Vienna AG ..............         12,562      1,956,215
                                                           ------------
                                                             15,369,628
                                                           ------------


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 7

PORTFOLIO OF INVESTMENTS

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

Consumer Services-8.6%
Airlines-0.8%
Austrian Airlines Oesterreichische
  Luftverkehrs AG .......................         90,000   $  1,414,628
                                                           ------------
Entertainment & Leisure-0.2%
Premier Telesports, Ltd. (Cyprus)(a)(b) .         69,000        332,684
                                                           ------------
Restaurants and Lodging-3.2%
Do & Co Restaurants & Catering AG .......        130,000      5,277,614
                                                           ------------
Retail-4.1%
Libro AG(a) .............................        105,000      6,712,974
                                                           ------------
Miscellaneous-0.3%
Webfreetv.Com Multimedia(a) .............         26,000        438,756
                                                           ------------
                                                             14,176,656
                                                           ------------
Capital Goods-2.3%
Machinery-2.3%
Schoeller-Bleckmann Oilfield Equipment AG        400,000      3,722,198
                                                           ------------
Consumer Staples-2.2%
Food & Beverages-1.2%
Brau-Union Goess-Reininghaus-
  Oesterreichische Brau AG ..............         25,000      1,040,480
Oesterreichische Brau-Beteiligungs AG ...         25,000        966,711
                                                           ------------
                                                              2,007,191
                                                           ------------
Tobacco-1.0%
Austria Tabakwerke AG ...................         40,000      1,596,881
                                                           ------------
                                                              3,604,072
                                                           ------------
Energy-1.9%
Oil-1.9%
OMV AG ..................................         40,000      3,136,289
                                                           ------------
Basic Industry-1.7%
Mining and Metals-1.7%
Voest-Alpine Stahl AG ...................         90,000      2,777,184
                                                           ------------
Total Common Stocks
  (cost $70,245,580) ....................                   163,634,673
                                                           ------------
Time Deposit-0.1%
FNB London
  5.80%, 3/01/00
  (cost $200,000) .......................   $        200        200,000
                                                           ------------

See footnote summary on page 9.


--------------------------------------------------------------------------------
8 o THE AUSTRIA FUND

                                                        PORTFOLIO OF INVESTMENTS

Company                                                    U.S. $ Value
--------------------------------------------------------------------------------
Total Investments-100.0%
  (cost $70,445,580) ....................                  $163,834,673
Other assets less liabilities-0.0% ......                        26,752
                                                           ------------

Net Assets-100.0% .......................                  $163,861,425
                                                           ------------

(a)   Non-income producing security.

(b)   Illiquid security, valued at fair value.

(c)   Restricted and illiquid security, valued at fair value.

(d)   Swiss Franc denominated security.

(e)   British Pound denominated security.

(f)   Security represents investment in an affiliate.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 9

STATEMENT OF ASSETS & LIABILITIES

STATEMENT OF ASSETS & LIABILITIES

February 29, 2000 (unaudited)

Assets
Investments in securities, at value (cost $70,445,580)   $ 163,834,673
Cash .................................................          15,122
Foreign cash, at value (cost $267,766) ...............         256,179
Receivable for investment securities sold ............         536,973
Foreign taxes and interest receivable ................          23,984
                                                         -------------
Total assets .........................................     164,666,931
                                                         -------------
Liabilities
Payable for investment securities purchased ..........         491,942
Management fee payable ...............................         112,380
Sub-advisory fee payable .............................          24,001
Accrued expenses .....................................         177,183
                                                         -------------
Total liabilities ....................................         805,506
                                                         -------------
Net Assets ...........................................   $ 163,861,425
                                                         =============
Composition of Net Assets
Capital stock, at par ................................   $      74,916
Additional paid-in capital ...........................      77,302,876
Distributions in excess of net investment income .....      (6,042,029)
Accumulated net realized loss on investments and
  foreign currency transactions ......................        (856,095)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities       93,381,757
                                                         -------------
                                                         $ 163,861,425
                                                         =============
Net Asset Value per Share
  (based on 7,491,557 shares outstanding) ............   $       21.87
                                                         =============

See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE AUSTRIA FUND

                                                         STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2000 (unaudited)

Investment Income
Dividends - unaffiliated issuers (net of
  foreign taxes withheld of $6,556) ..................   $     37,152
Interest .............................................         15,321   $     52,473
                                                         ------------
Expenses
Management fee .......................................        483,759
Sub-advisory fee .....................................        101,977
Audit and legal ......................................        465,838
Custodian ............................................        134,988
Directors' fees and expenses .........................         84,174
Printing .............................................         28,658
Transfer agency ......................................         11,389
Registration fee .....................................          7,306
Miscellaneous ........................................          7,500
                                                         ------------
Total expenses .......................................                     1,325,589
                                                                        ------------
Net investment loss ..................................                    (1,273,116)
                                                                        ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
  transactions - unaffiliated issuers ................                    (2,662,260)
Net realized gain on investment
  transactions - affiliated issuers ..................                       159,618
Net realized loss on foreign currency
  transactions .......................................                      (418,352)
Net change in unrealized appreciation/depreciation of:
  Investments ........................................                    87,911,261
  Foreign currency denominated assets
   and liabilities ...................................                       (23,491)
                                                                        ------------
Net gain on investments and foreign
  currency transactions ..............................                    84,966,776
                                                                        ------------
Net Increase in Net Assets
  from Operations ....................................                  $ 83,693,660
                                                                        ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 11

STATEMENT OF CHANGES IN NET ASSETS

STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months Ended    Year Ended
                                          February 29, 2000    August 31,
                                             (unaudited)          1999
                                            -------------    -------------
Increase in Net Assets
from Operations
Net investment loss .....................   $  (1,273,116)   $    (924,080)
Net realized gain (loss) on investments
  and foreign currency transactions .....      (2,920,994)       8,719,264
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities ....      87,887,770       (1,784,823)
                                            -------------    -------------
Net increase in net assets from
  operations ............................      83,693,660        6,010,361
Distributions to Shareholders from:
Distributions in excess of net investment
  income ................................      (4,382,645)     (12,273,522)
Net realized gain on investments and
  foreign currency transactions .........             -0-       (6,519,667)
                                            -------------    -------------
Total increase (decrease) ...............      79,311,015      (12,782,828)
Capital Stock Transactions
Net decrease ............................      (5,474,586)     (41,016,227)
                                            -------------    -------------
Total increase (decrease) ...............      73,836,429      (53,799,055)
Net Assets
Beginning of year .......................      90,024,996      143,824,051
                                            -------------    -------------
End of period ...........................   $ 163,861,425    $  90,024,996
                                            =============    =============

See notes to financial statements.


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12 o THE AUSTRIA FUND

                                                   NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
February 29, 2000 (unaudited)

NOTE A
Significant Accounting Policies

The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the NASDAQ Stock Market, Inc. are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 13

NOTES TO FINANCIAL STATEMENTS

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Euro Dollar at February 29, 2000 was EUR 1.037 to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed on the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts in short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund did not reimburse AFS during the six months ended February 29, 2000.

Under a Sub-Advisory Agreement, the Fund will pay BAI Fondsberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.


--------------------------------------------------------------------------------
14 o THE AUSTRIA FUND

                                                   NOTES TO FINANCIAL STATEMENTS

Brokerage commissions paid on investment transactions for the six months ended February 29, 2000 amounted to $77,594. Direct Brokerage Commission payments to Bank Austria and Creditanstalt Investment Bank Vienna, affiliates of the sub-adviser, were $0 and $5,670, respectively.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $19,454,585 and $29,077,127 respectively, for the six months ended February 29, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 29, 2000.

At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $105,010,849 and gross unrealized depreciation of investments was $11,621,756 resulting in net unrealized appreciation of $93,389,093 (excluding foreign currency transactions).

Currency and capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $386,268 for the year ended August 31, 1999. To the extent that any post October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.

At February 29, 2000, the Fund had no outstanding forward exchange currency contracts.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 15

NOTES TO FINANCIAL STATEMENTS

NOTE D
Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At February 29, 2000, 7,491,557 shares were outstanding. On December 15, 1999 the Fund resumed its share repurchase program. For the six months ended February 29, 2000, 455,800 shares were repurchased at a cost of $5,474,586 representing 5.74% of the 7,947,357 shares outstanding at August 31, 1999. This cost includes $27,348 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period December 15, 1999 to January 3, 2000 was 13.4%.

NOTE E
Restricted Securities

                                            Date Acquired            U.S. $ Cost
                                            -------------            -----------
Fabasoft AG..............                      6/4/99                 $712,085

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at February 29, 2000 was $4,591,418 representing 2.80% of total net assets.

NOTE F
Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of market may further affect the Fund's investments.

NOTE G
Litigation

On October 1, 1999, a purported class action complaint was filed in the U.S. District Court for the Southern District of New York against the Fund and certain of its Directors alleging that the defendants have breached duties to Stockholders under the Investment Company Act of 1940 and Maryland law by, among other things, (i) adopting certain amendments to the Fund's Bylaws, including provisions increasing the percentage of the Fund's outstanding shares which stockholders must own to convene a special meeting of stockholders, fixing qualification requirements for future independent


--------------------------------------------------------------------------------
16 o THE AUSTRIA FUND

                                                   NOTES TO FINANCIAL STATEMENTS

Directors, and vesting exclusive authority to amend the Bylaws with the Fund's Directors, (ii) expanding the size of the Board to allow the appointment to the vacancies of individuals who were defeated for reelection as Directors at the prior annual meeting of stockholders, and (iii) failing to take action to open-end the Fund. The principal relief sought by the plaintiff is that the Bylaw amendments complained of be declared null and void, that the defendants be ordered to take all appropriate steps to eliminate the Fund's market value discount and obstacles to stockholder exercise of voting rights, and that plaintiff be awarded his costs and attorneys' fees. The defendants believe that the allegations in the complaint are entirely without merit. While the ultimate outcome of this matter cannot be determined at this time, management of the Fund does not believe that the outcome of this action is likely to have a material adverse effect on the Fund's results of operations or financial position.

NOTE H
Year 2000

With respect to the Year 2000 issue, the Fund has been advised by Alliance and by its major service providers that there is no indication that they have had or will experience significant system interruptions.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 17

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           Six
                                        Months
                                         Ended
                                  February 29,                                      Year Ended August 31,
                                          2000        ------------------------------------------------------------------------------
                                   (unaudited)               1999             1998            1997            1996            1995
                                   -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year .............. $     11.33        $     12.29      $     12.54     $     11.22     $      9.99     $     11.03
                                   -------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) .....        (.16)(a)           (.10)(a)          -0-             .01            (.02)            -0-
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...................       11.16                .73             1.13            1.44            1.25            (.11)
                                   -------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .....................       11.00                .63             1.13            1.45            1.23            (.11)
                                   -------------------------------------------------------------------------------------------------
Realized gain due to repurchase
  program ........................         .11                .42              -0-             -0-             -0-             -0-
                                   -------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..............         -0-                -0-              -0-            (.01)            -0-            (.02)
Distributions in excess of
  net investment income ..........        (.57)             (1.31)           (1.02)           (.12)            -0-             -0-
Distributions from net realized
  gains on investments and
  foreign currency transactions ..         -0-               (.70)            (.36)            -0-             -0-             -0-
                                   -------------------------------------------------------------------------------------------------
Total dividends and
  distributions ..................        (.57)             (2.01)           (1.38)           (.13)            -0-            (.02)
                                   -------------------------------------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights
  offering........................         -0-                -0-              -0-             -0-             -0-            (.86)
Offering costs charged to
  additional paid-in capital .....         -0-                -0-              -0-             -0-             -0-            (.05)
                                   -------------------------------------------------------------------------------------------------
Total capital share transactions .         -0-                -0-              -0-             -0-             -0-            (.91)
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of period ... $     21.87        $     11.33      $     12.29     $     12.54     $     11.22     $      9.99
                                   =================================================================================================
Market value, end of period ...... $     15.75        $      9.00      $      9.00     $      9.56     $      8.50     $      8.25
                                   =================================================================================================
Total Return(b)
Total investment return based on:
  Market value ...................       84.86%             21.06%            6.38%          14.10%           3.03%         (21.51)%
  Net asset value ................      103.90%             11.60%           10.78%          13.35%          12.31%          (9.15)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................ $   163,861        $    90,025      $   143,824     $   146,743     $   131,333     $   116,936
Ratio of expenses to
  average net assets .............        2.60%(c)           2.20%            1.68%           1.71%           1.83%           1.71%
Ratio of net investment
  income (loss) to average
  net assets .....................       (2.50)%(c)          (.87)%           (.03)%           .07%           (.15)%           .02%
Portfolio turnover rate ..........          37%                24%              42%             19%             39%             27%

See footnote summary on page 19.


--------------------------------------------------------------------------------
18 o THE AUSTRIA FUND

                                                            FINANCIAL HIGHLIGHTS

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 19

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION

The Annual Meeting of Shareholders of The Austria Fund, Inc. was held on December 15, 1999. A description of each proposal and number of shares voted at the meeting are as follows:

1.  To Elect Directors:              Shares Voted For      Withheld Authority
                                     ----------------      ------------------
    Dave H. Williams                     6,407,660               131,384
    Peter Mitterbauer                    6,397,433               141,611
    John D. Carifa                       6,390,283               148,761
    Thomas G. Lachs                      6,377,110               161,934
    Andras Simor                         6,380,846               158,198
    Reba W. Williams                     6,397,578               141,466
    Stefan K. Zapatocky                  6,381,946               157,098

                                    Shares        Shares Voted        Shares
                                  Voted For          Against        Abstained
                                  ---------       ------------      ---------
2.  To ratify the selection of
    PricewaterhouseCoopers LLP
    as the Fund's independent
    auditors for the Fund's
    fiscal year ending
    August 31, 2000.              6,486,863           39,124         13,056


--------------------------------------------------------------------------------
20 o THE AUSTRIA FUND

                                                    GLOSSARY OF INVESTMENT TERMS

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 21

ALLIANCE CAPITAL

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/99.


--------------------------------------------------------------------------------
22 o THE AUSTRIA FUND

                                                ALLIANCE CAPITAL AT YOUR SERVICE

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 23

BOARD OF DIRECTORS

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Gary A. Bentz
Ralph W. Bradshaw
John D. Carifa
William A. Clark
William H. M. de Gelsey
Thomas G. Lachs(1)
Dipl. Ing. Hellmut Longin(1)
Dipl. Ing. Peter Mitterbauer(1)
Peter Nowak(1)
Ronald G. Olin
Mag. Reinhard Ortner(1)
Andras Simor(1)
Dr. Reba W. Williams
Dr. Stefan K. Zapotocky

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

      Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
24 o THE AUSTRIA FUND

                                                ALLIANCE CAPITAL FAMILY OF FUNDS

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 25

SUMMARY OF GENERAL INFORMATION

SUMMARY OF GENERAL INFORMATION

Investment Objective and Policies

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling 1-800-219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "OST" Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


--------------------------------------------------------------------------------
26 o THE AUSTRIA FUND

NOTES


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o THE AUSTRIA FUND

The Austria Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AUSSR0200